Exhibit 10.13c

              THIRD AMENDMENT TO LACLEDE GAS COMPANY
           TRUST AGREEMENT DATED AS OF DECEMBER 7, 1989


     WHEREAS, Laclede Gas Company ("Company"), and Boatmen's Trust Company ("Trustee") previously entered into a Trust Agreement made as of the 7th day of December, 1989, known as the "Laclede Gas Company Trust Agreement," which Trust Agreement has been previously amended by a First Amendment to said Trust Agreement dated September 4, 1990 and a Second Amendment dated September 29, 1993 and effective as of September 23, 1993 (said Trust Agreement, as thus amended, being hereafter called the "Subject Trust Agreement"); and
     WHEREAS, the Company and the Trustee desire to amend the Subject Trust Agreement further as hereinafter provided, with such further amendments to be effective August 28, 1997;
     NOW, THEREFORE, the Subject Trust Agreement is hereby amended effective August 28, 1997, by adding the Laclede Gas Company Deferred Income Plan II for Directors and Selected Executives (which Deferred Income Plan II was adopted by the Company's Board of Directors on September 22, 1993) to the incentive and deferred compensation and retirement plans listed on Exhibit A to the Subject Trust Agreement, so that said Exhibit A shall hereafter read in the manner set forth in Appendix No. 1 attached hereto and hereby made a part hereof.
     Except as expressly amended above, the Subject Trust Agreement is hereby ratified, confirmed and approved.
      IN WITNESS WHEREOF, the foregoing Amendment was executed this 15th day of September, 1997, effective August 28, 1997.
                              LACLEDE GAS COMPANY


                              By: s/Gerald T. McNeive, Jr.


                              BOATMEN'S TRUST COMPANY, TRUSTEE


                              By: s/James R. Clement




















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                          Appendix No. 1
            To Third Amendment to Laclede Gas Company
           Trust Agreement Dated as of December 7, 1989


                             EXHIBIT A


                        LACLEDE GAS COMPANY
                          TRUST AGREEMENT


Laclede Gas Company Incentive Compensation Plan

Laclede Gas Company Deferred Compensation Plan for Non-Employee Directors

Retirement Plan for Non-Employee Directors of Laclede Gas Company

Laclede Gas Company Deferred Income Plan for Directors and Selected
Executives

Deferred Compensation Agreement Between Laclede Gas Company and L. M.
Liberman

Laclede Gas Company Deferred Income Plan II for Directors and Selected
Executives































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